UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 28, 2003

CABOT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-5667	04-2271897

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019

(Address of principal executive offices) (Zip Code)

(617) 345-0100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On July 28, 2003, Cabot Corporation issued a press release announcing certain management changes in its carbon black and fumed metal oxides businesses and financial management. The text of the press release, dated July 28, 2003, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 — Press release issued by Cabot Corporation on July 28, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ John A. Shaw Name: John A. Shaw Title: Executive Vice President and Chief Financial Officer

Date: July 28, 2003

INDEX TO EXHIBIT

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on July 28, 2003.

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